SUPPLEMENTAL FINANCIAL INFORMATION FOR Q2 2019 August 7. 2019 BRT APARTMENTS CORP. 60 Cutter Mill Rd., Great Neck, NY 11021

Forward Looking Statements FORWARD LOOKING STATEMENTS The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward- looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward- looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed on December 10, 2018 and in reports filed with the SEC thereafter, including our Quarterly Report on Form 10-Q for the period ended June 30, 2019, that we anticipate will be filed shortly after the furnishing of this document. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

Table of Contents Table of Contents Page Number Financial Highlights 1 Operating Results 2 Funds From Operations 3 Consolidated Balance Sheets 4 BRT’s Share of the Operating Results 5 BRT’s Share of the Consolidated Balance Sheets 6 Portfolio Data by State 7 Same Store Comparison 8-9 Multi-Family Acquisitions and Dispositions 10 Value-Add Information and Capital Expenditures 11 Debt Analysis 12 Non-GAAP Financial Measures, Definitions, and 13-14 Reconciliations Portfolio Table 15

BRT APARTMENTS

Financial Highlights

	Quarter ended June 30, 2019	Quarter ended June 30, 2018	Quarter ended December 31, 2018	Quarter ended December 31, 2017	Quarter ended December 31, 2016
Market Information					
Market capitalization	$ 224,621,855	$ 192,729,319	$ 180,111,314	$ 165,324,544	$ 113,821,631
Shares outstanding	15,896,805	15,116,025	15,743,996	14,022,438	13,897,635
Closing share price	$ 14.13	$ 12.75	$ 11.44	$ 11.79	$ 8.19
Quarterly dividend declared per share	$ 0.20	$ 0.20	$ 0.20	$ 0.18 (4)	$ -
Portfolio					
Multi-family properties owned	37	36	35	34	30
Units	10,336 (1)	10,121 (1)	9,696 (1)	9,684	8,624
Average occupancy (2)	94.1 %	93.6 %	93.2 %	91.8 %	93.3 %
Average monthly rental revenue per occupied unit (2)	$1,025	$964	$1,019	$971	$891

	Quarter ended June 30, 2019 (Unaudited)	Quarter ended June 30, 2018 (Unaudited)	Six Months ended June 30, 2019 (Unaudited)	Six Months ended June 30, 2018 (Unaudited)
Per Share Data				
Earnings per share (basic)	$ (0.27)	$ (0.33)	$ (0.54)	$ 1.43
Earnings per share (diluted)	$ (0.27)	$ (0.33)	$ (0.54)	$ 1.41
FFO per share of common stock (diluted) (3)	$ 0.22	$ 0.20	$ 0.41	$ 0.55
AFFO per share of common stock (diluted) (3)	$ 0.24	$ 0.24	$ 0.48	$ 0.49

(1) Includes 402 units at a property in lease-up.

(2) For the period presented average reflects stabilized properties. See definition of stabilized properties on page 14.

(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, on page 3, and the definitions of such terms at page 14.

(4) Dividend of $0.18 was initiated in September 2017.

1

Operating Results (Unaudited) (dollars in thousands, except per share amounts) Quarter ended June 30, Six months ended June 30, 2019 2018 2019 2018 Revenues Rental revenue $ 32,930 $ 29,951 $ 63,632 $ 59,427 Other income 190 203 434 378 Total revenues 33,120 30,154 64,066 59,805 Expenses Real estate operating expenses 16,100 14,459 30,914 28,657 Interest expense 9,739 8,786 18,508 17,443 General and administrative 2,481 2,452 5,025 4,905 Depreciation 10,347 10,200 19,964 19,440 Total expenses 38,667 35,897 74,411 70,445 Total revenues less total expenses (5,547) (5,743) (10,345) (10,640) Equity in loss of unconsolidated joint ventures (161) (127) (384) (190) Gain on sale of real estate - - - 51,981 Gain on insurance recoveries 517 - 517 3,227 Loss on extinguishment of debt - - - (593) (Loss) income from continuing operations (5,191) (5,870) (10,212) 43,785 Income tax provision (benefit) 59 101 121 (152) Net (loss) income from continuing operations, net of taxes (5,250) (5,971) (10,333) 43,937 Net loss (income) attributable to non-controlling interests 933 1,282 1,769 (23,404) Net (loss) income attributable to common stockholders $ (4,317) $ (4,689) $ (8,564) $ 20,533 Weighted average number of shares of common stock outstanding: Basic 15,900,316 14,411,940 15,893,443 14,327,477 Diluted 15,900,316 14,411,940 15,893,443 14,527,477 Per share amounts attributable to common stockholders: Basic $ (0.27) $ (0.33) $ (0.54) $ 1.43 Diluted $ (0.27) $ (0.33) $ (0.54) $ 1.41 2

Funds From Operations (Unaudited) (dollars in thousands, except per share amounts) Quarter ended June 30, Six months ended June 30, 2019 2018 2019 2018 GAAP Net (loss) income attributable to common stockholders $ (4,317) $ (4,689) $ (8,564) $ 20,533 Add: depreciation of properties 10,347 10,200 19,964 19,440 Add: our share of depreciation in unconsolidated joint ventures 467 385 934 832 Deduct: gain on sales of real estate - - - (51,981) Adjustment for non-controlling interests (3,018) (3,160) (5,793) 19,246 Funds from operations (FFO) attributable to common stockholders 3,479 2,736 6,541 8,070 Adjust for straight line rent accruals (10) (10) (20) (20) Add: loss on extinguishment of debt - - - 593 Add: amortization of restricted stock and restricted stock units 372 361 737 658 Add: amortization of deferred mortgage costs 558 383 937 756 Deduct: gain on insurance recovery (517) - (517) (3,227) Adjustment for non-controlling interests (11) (87) (89) 347 Adjusted funds from operations (AFFO) attributable to common stockholders $ 3,871 $ 3,383 $ 7,589 $ 7,177 Per share data GAAP Net (loss) income attributable to common stockholders $ (0.27) $ (0.33) $ (0.54) $ 1.41 Add: depreciation of properties 0.65 0.71 1.25 1.34 Add: our share of depreciation in unconsolidated joint ventures 0.03 0.03 0.06 0.06 Deduct: gain on sales of real estate - - - (3.58) Adjustment for non-controlling interests (0.19) (0.21) (0.36) 1.32 Funds from operations (FFO) attributable to common stockholders 0.22 0.20 0.41 0.55 Add: loss on extinguishment of debt - - - 0.04 Add: amortization of restricted stock and restricted stock units 0.01 0.02 0.05 0.05 Add: amortization of deferred mortgage costs 0.04 0.03 0.06 0.05 Deduct: gain on insurance recovery (0.03) - (0.03) (0.22) Adjustment for non-controlling interests - (0.01) (0.01) 0.02 Adjusted funds from operations (AFFO) attributable to common stockholders $ 0.24 $ 0.24 $ 0.48 $ 0.49 3

Consolidated Balance Sheets (Unaudited) (amounts in thousands, except per share amounts) At June 30, At December 31, 2019 2018 2017 2016 Assets Real estate properties, net of accumulated depreciation $ 1,098,932 $ 1,029,239 $ 931,996 $ 746,183 Real estate loan 4,450 4,750 5,350 5,900 Cash and cash equivalents 17,336 32,428 13,687 51,231 Restricted cash 9,962 8,180 8,074 6,683 Deposits and escrows 17,103 21,268 23,630 18,283 Investments in unconsolidated joint ventures 18,474 19,758 21,115 14,672 Other assets 8,929 8,084 8,933 6,122 Real estate property held for sale 22,722 Total Assets $ 1,197,908 $ 1,123,707 $ 1,012,785 $ 849,074 Liabilities and equity Liabilities Mortgages payable, net of deferred costs $ 846,409 $ 771,817 $ 712,061 $ 573,577 Junior subordinated notes, net of deferred costs 37,053 37,043 37,023 37,003 Credit Facility 8,923 Accounts payable and accrued liabilities 28,738 24,487 20,354 18,873 Total liabilities 921,123 833,347 769,438 629,453 Equity Common Stock, $.01 par value, 300,000 shares authorized; 15,172 issued at June 30, 2019, 15,038 issued at December 31, 2018, and 13,333 Issued at December 31, 2017 and 2016 152 150 133 - Shares of beneficial interest, $3 par value per share - - - 39,693 Additional paid in capital 217,671 216,981 202,225 161,639 Accumulated other comprehensive income 143 1,688 1,346 1,666 Accumulated deficit (35,049) (20,044) (33,292) (32,355) Total BRT Apartments Corp. stockholders' equity 182,917 198,775 170,412 170,643 Non-controlling interests 93,868 91,585 72,935 48,978 Total Equity 276,785 290,360 243,347 219,621 Total Liabilities and Equity $ 1,197,908 $ 1,123,707 $ 1,012,785 $ 849,074 4

BRT’s Share of the Operating Results (Unaudited) (dollars in thousands) Three Months ended June 30, 2019 Consolidated Non-controlling Amount Interest BRT's Share (1) Revenues Rental revenue $ 32,930 $ 8,812 $ 24,118 Other income 190 - 190 Total revenues 33,120 8,812 24,308 Expenses Real estate operating expenses 16,100 4,309 11,791 Interest expense 9,739 2,521 7,218 General and administrative 2,481 - 2,481 Depreciation 10,347 3,018 7,329 Total expenses 38,667 9,848 28,819 Total revenues less total expenses (5,547) (1,036) (4,511) Equity in loss of unconsolidated joint ventures (161) - (161) Gain on insurance recoveries 517 103 414 Loss from continuing operations (5,191) (933) (4,258) Income tax provision 59 - 59 Net Loss $ (5,250) $ (933) $ (4,317) Six Months ended June 30, 2019 Consolidated Non-controlling Amount Interest BRT's Share (1) Revenues Rental revenue $ 63,632 $ 17,001 $ 46,631 Other income 434 - 434 Total revenues 64,066 17,001 47,065 Expenses Real estate operating expenses 30,914 8,304 22,610 Interest expense 18,508 4,776 13,732 General and administrative 5,025 - 5,025 Depreciation 19,964 5,793 14,171 Total expenses 74,411 18,873 55,538 Total revenues less total expenses (10,345) (1,872) (8,473) Equity in loss of unconsolidated joint ventures (384) - (384) Gain on insurance recoveries 517 103 414 Loss from continuing operations (10,212) (1,769) (8,443) Income tax provision 121 - 121 Net Loss $ (10,333) $ (1,769) $ (8,564) (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. Except with respect to the gain on sale of real estate and loss on extinguishment of debt, the impact of the non-controlling interest on such line item was calculated based on each joint venture partner’s percentage equity interest in the applicable joint venture. Gain on sale of real estate and loss on extinguishment of debt were calculated in accordance with the allocation/distribution provisions of the joint venture operating agreement with respect to the properties sold. Generally, in the event of the sale of a multi-family property owned by a joint venture, as a result of allocation/distribution provisions of the applicable joint venture operating agreement, the allocation and distribution of cash and profits to BRT will be less than that implied by BRT's percentage equity interest in the property. 5

BRT’s Share of the Consolidated Balance Sheets (Unaudited) (amounts in thousands, except per share amounts) At June 30, 2019 Consolidated Non-controlling Amount Interest BRT's Share (1) Assets Real estate properties, net of accumulated depreciation $ 1,098,932 $ 325,210 $ 773,722 Real estate loan 4,450 - 4,450 Cash and cash equivalents 17,336 3,501 13,835 Restricted cash 9,962 - 9,962 Deposits and escrows 17,103 7,104 9,999 Investments in unconsolidated joint ventures 18,474 - 18,474 Other assets 8,929 1,728 7,201 Real estate property held for sale 22,722 2,045 20,677 Total Assets $ 1,197,908 $ 339,588 $ 858,320 Liabilities and equity Liabilities Mortgages payable, net of deferred costs $ 846,409 $ 240,035 $ 606,374 Junior subordinated notes, net of deferred costs 37,053 - 37,053 Credit Facility 8,923 - 8,923 Accounts payable and accrued liabilities 28,738 5,685 23,053 Total liabilities 921,123 245,720 675,403 Equity Common Stock, $.01 par value, 300,000 shares authorized; 15,172 issued 152 - 152 Additional paid in capital 217,671 - 217,671 Accumulated other comprehensive income 143 - 143 Accumulated deficit (35,049) - (35,049) Total BRT Apartments Corp. stockholders' equity 182,917 - 182,917 Non-controlling interest 93,868 93,868 - Total equity 276,785 93,868 182,917 Total Liabilities and Equity $ 1,197,908 $ 339,588 $ 858,320 (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. 6

BRT APARTMENTS

Portfolio Data by State

(dollars in thousands, except monthly rent amounts)

Quarter Ended June 30, 2019

	Units	Revenues	Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Weighted Average Monthly Rent per Occupied Unit (2)
Texas	3,096	$ 10,034	$ 5,472	$ 4,562	27%	91.8%	$ 1,026
Georgia	1,545	5,286	2,393	2,893	17%	94.4%	1,042
Florida	1,248	4,238	2,014	2,224	13%	95.3%	1,041
Mississippi	776	2,304	862	1,442	9%	97.2%	944
Alabama	740	1,781	728	1,053	6%	97.5%	863
Tennessee	702	1,267	721	546	3%	96.8%	1,142
South Carolina	678	2,285	1,321	964	6%	92.3%	1,054
Indiana	400	957	591	366	2%	96.7%	675
Missouri	355	1,639	725	914	5%	94.8%	1,451
North Carolina	312	1,081	455	626	4%	91.0%	1,061
Ohio	264	716	334	382	2%	93.4%	895
Virginia	220	966	356	610	4%	96.5%	1,380
Other	-	376	128	248	1%	N/A	N/A
Current Portfolio Totals	**10,336**	**$ 32,930**	**$ 16,100**	**$ 16,830**	**100%**	**94.1%**	**$ 1,025**

(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 13 and the definition at page 14.

(2) Excludes sold properties and properties that were not stabilized for the full period presented.

Six months ended June 30, 2019

	Units	Revenues	Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Weighted Average Monthly Rent per Occupied Unit (2)
Texas	3,096	$ 20,108	$ 10,872	$ 9,236	28%	92.0%	$ 1,029
Georgia	1,545	10,350	4,745	5,605	17%	93.1%	1,035
Florida	1,248	8,282	3,796	4,486	14%	95.0%	1,029
Mississippi	776	4,568	1,697	2,871	9%	96.9%	940
Alabama	740	2,869	1,216	1,653	5%	96.9%	834
Tennessee	702	2,351	1,359	992	3%	97.5%	1,138
South Carolina	678	4,578	2,544	2,034	6%	92.0%	1,060
Indiana	400	1,925	1,128	797	2%	96.4%	688
Missouri	355	3,223	1,452	1,771	5%	94.2%	1,440
North Carolina	312	1,303	554	749	2%	90.9%	1,059
Ohio	264	1,429	638	791	2%	94.1%	886
Virginia	220	1,908	678	1,230	4%	95.6%	1,372
Other	-	738	235	503	2%	N/A	N/A
Current Portfolio Totals	**10,336**	**$ 63,632**	**$ 30,914**	**$ 32,718**	**100%**	**93.6%**	**$ 1,023**

(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 13 and the definition at page 14.

(2) Excludes sold properties and properties that were not stabilized for the full period presented.

7

BRT APARTMENTS

Same Store Comparisons Quarters Ended June 30, 2019 and 2018

(dollars in thousands, except monthly rent amounts)

		Revenues			Property Operating Expenses			NOI		
	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Texas	2,547	$ 8,264	$ 7,969	3.7%	$ 4,516	$ 4,226	6.9%	$ 3,748	$ 3,743	0.1%
Georgia	1,545	5,286	4,939	7.0%	2,393	2,371	0.9%	2,893	2,568	12.7%
Florida	1,040	3,616	3,246	11.4%	1,597	1,383	15.5%	2,019	1,863	8.4%
Mississippi	776	2,304	2,164	6.5%	862	817	5.5%	1,442	1,347	7.1%
South Carolina	412	1,396	1,334	4.6%	803	738	8.8%	593	596	(0.5%)
Alabama	412	1,136	1,028	10.5%	481	492	(2.2%)	655	536	22.2%
Indiana	400	957	934	2.5%	591	549	7.7%	366	385	(4.9%)
Tennessee	300	1,064	1,032	3.1%	423	381	11.0%	641	651	(1.5%)
Ohio	264	716	717	(0.1%)	334	311	7.4%	382	406	(5.9%)
Virginia	220	966	829	16.5%	356	319	11.6%	610	510	19.6%
Missouri	181	783	750	4.4%	431	400	7.7%	352	350	0.6%
Totals	**8,097**	**$ 26,488**	**$ 24,942**	**6.2%**	**$ 12,787**	**$ 11,987**	**6.7%**	**$ 13,701**	**$ 12,955**	**5.8%**

	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	2019	2018	% Change	2019	2018	% Change
Texas	91.9%	92.1%	(0.1%)	$ 1,020	$ 997	2.3%
Georgia	94.4%	92.9%	1.6%	1,042	990	5.3%
Mississippi	97.2%	97.3%	(0.1%)	944	892	5.8%
Florida	95.6%	93.0%	2.8%	1,065	995	6.9%
South Carolina	93.8%	93.7%	0.1%	1,041	1,009	3.2%
Alabama	97.2%	93.3%	4.2%	814	779	4.5%
Indiana	96.7%	96.6%	0.1%	675	684	(1.3%)
Tennessee	96.8%	97.7%	(0.9%)	1,142	1,099	4.0%
Ohio	93.4%	97.6%	(4.3%)	895	850	5.3%
Virginia	96.5%	95.3%	1.3%	1,380	1,280	7.8%
Missouri	93.1%	84.0%	10.8%	1,345	1,483	(9.3%)
Totals	**94.4%**	**93.5%**	**1.0%**	**$ 1,013**	**$ 975**	**3.9%**

See definition of Same Store on page 14

8

BRT APARTMENTS

Same Store Comparisons
Six Months Ended June 30, 2019 and 2018

(dollars in thousands, except monthly rent amounts)

		Revenues			Property Operating Expenses			NOI		
	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Texas	2,547	$ 16,534	$ 15,926	3.8%	$ 8,998	$ 8,517	5.6%	$ 7,536	$ 7,409	1.7%
Georgia	959	5,961	5,820	2.4%	2,693	2,523	6.7%	3,268	3,297	(0.9%)
Mississippi	776	4,568	4,277	6.8%	1,697	1,642	3.3%	2,871	2,635	9.0%
Florida	518	3,463	3,086	12.2%	1,583	1,424	11.2%	1,880	1,662	13.1%
South Carolina	412	2,762	2,597	6.4%	1,539	1,444	6.6%	1,223	1,153	6.1%
Indiana	400	1,925	1,821	5.7%	1,128	1,065	5.9%	797	756	5.4%
Tennessee	300	2,130	2,092	1.8%	804	752	6.9%	1,326	1,340	(1.0%)
Ohio	264	1,429	1,400	2.1%	638	615	3.7%	791	785	0.8%
Virginia	220	1,908	1,792	6.5%	678	600	13.0%	1,230	1,192	3.2%
Alabama	412	2,224	2,036	9.2%	969	960	0.9%	1,255	1,076	16.6%
Missouri	181	1,567	1,526	2.7%	861	843	2.1%	706	683	3.4%
Totals	**6,989**	**$ 44,471**	**$ 42,373**	**5.0%**	**$ 21,588**	**$ 20,385**	**5.9%**	**$ 22,883**	**$ 21,988**	**4.1%**

	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	2019	2018	% Change	2019	2018	% Change
Texas	92.1%	92.2%	(0.1%)	$ 1,022	$ 997	2.6%
Georgia	92.7%	93.3%	(0.6%)	990	964	2.7%
Mississippi	96.9%	96.8%	0.1%	940	880	6.8%
Florida	96.4%	90.3%	6.7%	1,046	992	5.5%
South Carolina	93.2%	92.3%	1.0%	1,036	996	4.1%
Indiana	96.4%	95.7%	0.7%	688	679	1.3%
Tennessee	97.5%	98.5%	(1.0%)	1,138	1,110	2.6%
Ohio	94.1%	97.1%	(3.1%)	886	834	6.3%
Virginia	95.6%	95.0%	0.6%	1,373	1,287	6.6%
Alabama	96.6%	94.8%	1.9%	802	765	4.8%
Missouri	92.3%	85.3%	8.2%	1,364	1,551	(12.1%)
Totals	**94.0%**	**93.4%**	**0.6%**	**$ 998**	**$ 967**	**3.2%**

See definition of Same Store on page 14

9

Acquisitions and Dispositions
(dollars in thousands)

Acquisitions for six months ended June 30, 2019

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Kannapolis, NC	3/12/2019	312	$ 48,065	$ 33,347 (1)	$ 11,231	65%	$ 559
Birmingham, AL	5/7/2019	328	43,000	32,250	11,625	80%	546
		640	$ 91,065	$ 65,597	22,856		$ 1,105

Dispositions subsequent to six months ended June 30, 2019

Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT Portion of Gain on Sale	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Houston, TX (2)	7/10/2019	328	$ 33,200	$ 9,900	$ 9,006	$ 1,400	$ 1,275

(1) Mortgage was assumed as part of the acquisition.
(2) Aggregate sale of 2 properties

10

Value-Add Program and Capital Expenditures
Quarter Ended June 30, 2019

Value-Add Program

Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units to be renovated (24 months)
312	$1,341,000	$4,298	$108	30.0%	1,000

(1) Refers to rehabilitated units at 18 properties with respect to which a new lease or renewal lease was entered into during the period.

(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.

(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market.

Capital Expenditures

	Consolidated Amount	Non-Controlling Interest	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$ 353,000	$ 80,000	$ 273,000
Estimated Non-Recurring Capital Expenditures (2)	2,179,000	604,000	1,575,000
Total Capital Expenditures	$ 2,532,000	$ 684,000	$ 1,848,000
Replacements (operating expense) (3)	$ 876,087	$ 203,491	$ 672,596
Estimated Recurring Capital Expenditures and Replacements per unit (10,336 units)	$ 123	$ 28	$ 95

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.

(2) Non-recurring capital expenditures respresent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.

(3) Replacements are expensed as incurred at the property.

(4) Based on BRT's equity interest

11

BRT APARTMENTS

Debt Analysis
As of June 30, 2019
(dollars in thousands)

Mortgage Debt Schedule

Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2019	$ 3,266	$ 3,266	$ -	0%	-
2020	7,512	7,512	-	0%	-
2021	23,057	9,055	14,002	2%	4.29%
2022	132,166	9,338	122,828	17%	4.57%
2023	54,595	9,029	45,566	6%	4.04%
Thereafter	632,261	73,758	558,503	75%	4.19%
Total	$ 852,857	$ 111,958	$ 740,899	100%	

Weighted Average Remaining Term to Maturity	8.1 years
Weighted Average Interest Rate	4.24%
Debt Service Coverage Ratio for the quarter ended June 30, 2019	1.38 (2)

(1) Based on balloon payments at maturity.
(2) See definition on page 14.

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (*i.e,* 4.58% at 6/30/2019)
Maturity	April 30, 2036

Credit Facility (as of August 6, 2019)

Maximum Amount Available	Up to $10,000
Amount Outstanding as of August 6, 2019	$0
Interest Rate	Prime + 0.50% (floor of 5.00%)

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NON-GAAP FINANCIAL MEASURES DEFINITIONS (dollars in thousands) We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our properties that were owned for the entirety of the periods being presented, other than properties in lease up, development, and, because of the casualty it suffered in 2017 from Hurricane Harvey, Retreat at Cinco Ranch located in Katy, Texas. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance. The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: Three Months ended June 30, Six Months ended June 30, 2019 2018 2019 2018 (Unaudited) (Unaudited) (Unaudited) (Unaudited) GAAP Net income attributable to common stockholders $ (4,317) $ (4,689) $ (8,564) $ 20,533 Less: Other Income (190) (203) (434) (378) Add: Interest expense 9,739 8,786 18,508 17,443 General and administrative 2,481 2,452 5,025 4,905 Depreciation 10,347 10,200 19,964 19,440 Less: Gain on sale of real estate - - - (51,981) Gain on insurance proceeds (517) - (517) (3,227) Add: Loss on extinguishment of debt - - - 593 Equity in loss of unconsolidated joint ventures 161 127 384 190 Provision for taxes 59 101 121 (152) Add: Net income attributable to non-controlling interests (933) (1,282) (1,769) 23,404 Net Operating Income $ 16,830 $ 15,492 $ 32,718 $ 30,770 13

NON-GAAP FINANCIAL MEASURES DEFINITIONS (dollars in thousands) Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Debt Service Coverage Ratio Debt service coverage ratio is net operating income ("NOI") divided by total debt service. Total Debt Service Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Stabilized Properties For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development. Same Store Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared. 14

Portfolio Table

As of 8/6/2019

Property	City	State	Year Built	Year Acquired	Property Age	No. of Units	Q2 2019 Avg. Occupancy	Q2 2019 Avg. Rent per Occupied Unit	% Ownership
Silvana Oaks	North Charleston	SC	2010	2012	10	208	95.2%	$ 1,162	100%
Avondale Station	Decatur	GA	1950	2012	70	212	97.0%	1,087	100%
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	35	208	97.9%	752	80%
Newbridge Commons	Columbus	OH	1999	2013	21	264	93.4%	895	100%
Waterside at Castleton	Indianapolis	IN	1983	2014	37	400	96.7%	675	80%
Crossings of Bellevue	Nashville	TN	1985	2014	35	300	96.8%	1,142	80%
Kendall Manor	Houston	TX	1981	2014	39	272	90.8%	790	100%
Avalon	Pensacola	FL	2008	2014	12	276	97.1%	1,051	100%
Parkway Grande	San Marcos	TX	2014	2015	6	192	92.9%	1,081	80%
Woodland Trails	LaGrange	GA	2010	2015	10	236	96.6%	964	100%
Retreat at Cinco Ranch	Katy	TX	2008	2016	12	268	90.8%	1,075	75%
Grove at River Place	Macon	GA	1988	2016	32	240	91.2%	737	80%
Civic Center 1	Southaven	MS	2002	2016	18	392	97.2%	914	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	6	288	92.5%	1,064	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	34	494	89.2%	954	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	24	204	92.3%	914	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	31	271	92.6%	1,178	74%
Civic Center 2	Southaven	MS	2005	2016	15	384	97.2%	974	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	5	288	93.7%	1,029	72%
Kilburn Crossing	Fredericksburg	VA	2005	2016	15	220	96.5%	1,380	100%
OPOP Towers	St. Louis	MO	2014	2017	6	128	93.9%	1,354	76%
OPOP Lofts	St. Louis	MO	2014	2017	6	53	91.2%	1,324	76%
Vanguard Heights	Creve Coeur	MO	2016	2017	4	174	96.6%	1,556	78%
Mercer Crossing	Dallas	TX	2014/2016	2017	5	509	91.1%	1,256	50%
Jackson Square	Tallahassee	FL	1996	2017	24	242	93.9%	1,061	80%
Magnolia Pointe	Madison	AL	1991	2017	29	204	96.4%	877	80%
Woodland Apartments	Boerne	TX	2007	2017	13	120	95.5%	946	80%
The Avenue	Ocoee	FL	1998	2018	22	522	95.5%	1,073	50%
Parc at 980	Lawrenceville	GA	1997	2018	23	586	94.7%	1,118	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	34	208	94.2%	921	80%
Landings of Carrier Parkway	Grand Prairie (Dalla	TX	2001	2018	19	281	91.7%	1,037	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	22	266	90.1%	1,076	90%
The VIVE at Kellswater	Knappolis	NC	2011	2019	9	312	91.0%	1,061	65%
Somerset at Trussville	Trussville	AL	2007	2019	13	328	98.2%	966	80%
Total/Weighted Average					21.0	9,550			
Lease-Up Project									
Bell's Bluff	Nashville	TN	2018		1	402			58%
Total (Including Lease-Up Projects)						**9,952**			

Unconsolidated Joint Ventures	City	State	Year Built	Property Age	No. of Units
Canalside Sola (1)	Columbia	SC	2018	1	339
Canalside Lofts	Columbia	SC	2008/2013	11	374
Gateway Oaks	Forney	TX	2016	4	313
Total					1,026

(1) Currently in lease-up

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